ALPHA ARCHITECT ETF TRUST

MERLYN.AI BULL-RIDER BEAR-FIGHTER ETF

AND

MERLYN.AI TACTICAL GROWTH AND INCOME ETF

Supplement dated February 18, 2020

to the

Statutory Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated October 15, 2019

Shares of Merlyn.AI Bull-Rider Bear-Fighter ETF (WIZ) are and will continue to be listed on NYSE Arca. In contrast, upon commencement of operations of Merlyn.AI Tactical Growth and Income ETF (SNUG), shares of SNUG will be listed on The Nasdaq Stock Market®.

References in the statutory prospectus, summary prospectuses, and the Statement of Additional Information (SAI) to the “Exchange” shall mean “NYSE Arca” for WIZ and mean “The Nasdaq Stock Market” for SNUG.

The following is hereby added to the Funds’ statutory prospectus, summary prospectuses and SAI:

Neither the Merlyn.AI Bull-Rider Bear-Fighter ETF (Ticker: WIZ) nor the Merlyn.AI Tactical Growth and Income ETF (Ticker: SNUG) is offered or sold by Merlyn.AI Corporation or any of its affiliates, licensors, or contractors (the “Merlyn Parties”) nor do any of the Merlyn Parties offer any express or implicit guarantee, warranty, or assurance either with regard to the results of using the MAI Bull-Rider Bear-Fighter Index or the MAI Tactical Growth and Income Index (each, an “Index”) or an Index Price at any time or in any other respect. The Index is calculated and published by SumGrowth Strategies, LLC which has granted Merlyn an exclusive license for marketing and distribution purposes of the Index. The Merlyn Parties have entered an agreement with the Funds’ adviser to sponsor the Funds. The Merlyn Parties use commercially reasonable efforts to ensure that each Index is calculated correctly. None of the Merlyn Parties shall be liable for any error, omission, inaccuracy, incompleteness, delay, or interruption in an Index or any data related thereto or have any obligation to point out errors in an Index to any person. Neither publication of an Index by the Merlyn Parties nor the licensing of an Index or Index trademark(s) for the purpose of use in connection with a Fund constitutes a recommendation by any of the Merlyn Parties to invest in a Fund. “Bull-Rider Bear-Fighter” and “Tactical Growth and Income” are trademarks of Merlyn.AI Corporation.

Please retain this supplement with your Summary Prospectuses, Prospectus and
Statement of Additional Information.

The Nasdaq Stock Market® is a registered trademark of Nasdaq, Inc.

Any third-party marks that may appear above are the marks of their respective owners.